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EXHIBIT 99.2

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PROVIDENT BANKSHARES CORPORATION
COMPARATIVE ANALYSIS OF AVERAGE BALANCES, INTEREST INCOME AND EXPENSE AND INTEREST YIELDS AND RATES
----------------------------------------------------------------------------------------------------
                                            Three Months Ended             Three Months Ended
                                              March 31, 2003                  March 31, 2002
                                       ------------------------------ ------------------------------
(dollars in thousands)                   Average     Income/   Yield/   Average    Income/   Yield/
(tax-equivalent basis)                   Balance     Expense   Rate     Balance    Expense   Rate
                                       -----------  --------- ------- -----------  -------- --------
ASSETS
------
Interest-Earning Assets:
Home Equity--Direct                    $  374,534   $  5,009   5.42%  $  355,451   $  5,534    6.31%
Marine                                    428,833      6,264   5.92      353,901      6,094    6.98
Home Equity--Acquired                     515,256      8,578   6.75      711,113     14,268    8.14
Other Direct Consumer                      41,703        842   8.19       47,676        941    8.00
Other Indirect Consumer                    32,424        614   7.68       82,596      1,527    7.50
Residential Mortgage                      153,770      2,803   7.39      290,292      5,672    7.92
                                       -----------  ---------         ----------   --------
   Total Consumer Loans                 1,546,520     24,110   6.32    1,841,029     34,036    7.50
Commercial Business                       368,650      5,398   5.94      364,369      5,923    6.59
Real Estate-Construction                  337,356      3,647   4.38      311,172      3,694    4.81
Commercial Mortgage                       247,022      3,785   6.21      222,121      3,628    6.62
                                       -----------  ---------         ----------   --------
    Total Loans                         2,499,548     36,940   5.99    2,738,691     47,281    7.00
                                       -----------  ---------         ----------   --------
Loans Held for Sale                         8,651        121   5.67        4,145         65    6.36
Short-Term Investments                      2,297          8   1.41       10,721         50    1.89
Taxable Investment Securities           2,030,410     24,049   4.80    1,754,774     27,497    6.35
Tax-Advantaged Investment Securities       19,541        339   7.04       21,959        356    6.57
                                       -----------  ---------         ----------   --------
    Total Investment Securities         2,049,951     24,388   4.82    1,776,733     27,853    6.36
                                       -----------  ---------         ----------   --------
    Total Interest-Earning Assets       4,560,447     61,457   5.47    4,530,290     75,249    6.74
                                       -----------  ---------         ----------   --------
Less: Allowance for Loan Losses           (32,766)                       (33,891)

Cash and Due From Banks                   103,084                         84,165
Other Assets                              253,062                        259,673
                                       -----------                    ----------
   Total Assets                        $ 4,883,827                    $4,840,237
                                       ===========                    ==========
LIABILITIES AND STOCKHOLDERS' EQUITY
------------------------------------
Interest-Bearing Liabilities:
Demand/Money Market Deposits           $   844,448     1,723   0.83   $  742,828      2,291    1.25
Savings Deposits                           677,776     1,090   0.65      623,342      1,777    1.16
Direct Time Deposits                       757,250     5,558   2.98      856,762      8,736    4.14
Brokered Time Deposits                     398,018     6,002   6.12      723,120     11,684    6.55
Short-Term Borrowings                      439,184     1,266   1.17      324,975      1,331    1.66
Long-Term Debt                             970,656    10,017   4.19      860,348     12,567    5.92
                                       -----------  ---------         ----------   --------
  Total Interest-Bearing Liabilities     4,087,332    25,656   2.55    4,131,375     38,386    3.77
                                       -----------  ---------         ----------   --------
Noninterest-Bearing Demand Deposits        469,676                       382,641
Other Liabilities                           24,439                        30,919
Stockholders' Equity                       302,380                       295,302
                                       -----------                    ----------
   Total Liabilities and Stockholders' $ 4,883,827                    $4,840,237
    equity                             ===========                    ==========

Net Interest-Earning Assets            $   473,115                    $  398,915
                                       ===========                    ==========
Net Interest Income (tax-equivalent)                  35,801                         36,863
Less: Tax-Equivalent Adjustment                         (174)                          (211)
                                                    ---------                       --------
Net Interest Income                                 $ 35,627                        $ 36,652
                                                    =========                       ========
Net Yield on Interest-Earning Assets                           3.18%                           3.30%
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                                                                                                       2003/2002
                                                                                               Income/Expense Variance
                                                  2003/2002 Increase/(Decrease)                    Due to Change In
                                           ----------------------------------------------    -------------------------
(dollars in thousands)                        Average       %       Income/       %             Average       Average
(tax-equivalent basis)                        Balance     Change    Expense     Change           Rate         Volume
                                           ------------ --------- ----------- -----------    -----------    ----------
ASSETS
------
Interest-Earning Assets:
Home Equity--Direct                        $   19,083       5.4%   $   (525)     (9.5)%       $   (706)     $    270
Marine                                         74,932      21.2         170       2.8             (969)        1,197
Home Equity--Acquired                        (195,857)    (27.5)     (5,690)    (39.9)          (2,174)       (3,516)
Other Direct Consumer                          (5,973)    (12.5)        (99)    (10.5)            (110)         (120)
Other Indirect Consumer                       (50,172)    (60.7)       (913)    (59.8)              (2)         (927)
Residential Mortgage                         (136,522)    (47.0)     (2,869)    (50.6)            (358)       (2,511)
                                           -----------             ---------
   Total Consumer Loans                      (294,509)    (16.0)     (9,926)    (29.2)
Commercial Business                             4,281       1.2        (525)     (8.9)            (594)           69
Real Estate-Construction                       26,184       8.4         (47)     (1.3)            (344)          297
Commercial Mortgage                            24,901      11.2         157       4.3             (234)          391
                                           -----------             ---------
    Total Loans                              (239,143)     (8.7)    (10,341)    (21.9)
                                           -----------             ---------
Loans Held for Sale                             4,506     108.7          56      86.2               (8)           64
Short-Term Investments                         (8,424)    (78.6)        (42)    (84.0)             (10)          (32)
Taxable Investment Securities                 275,636      15.7      (3,448)    (12.5)          (7,393)        3,910
Tax-Advantaged Investment Securities           (2,418)    (11.0)        (17)     (4.8)              66           (48)
                                           -----------             ---------
    Total Investment Securities               273,218      15.4      (3,465)    (12.4)
                                           -----------             ---------
    Total Interest-Earning Assets              30,157       0.7     (13,792)    (18.3)         (14,290)          498
                                           -----------             ---------
Less: Allowance for Loan Losses                 1,125      (3.3)
Cash and Due From Banks                        18,919      22.5
Other Assets                                   (6,611)     (2.5)
                                           -----------
   Total Assets                            $   43,590       0.9
                                           ===========
LIABILITIES AND STOCKHOLDERS' EQUITY
------------------------------------
Interest-Bearing Liabilities:
Demand/Money Market Deposits               $  101,620      13.7        (568)    (24.8)            (851)          283
Savings Deposits                               54,434       8.7        (687)    (38.7)            (831)          144
Direct Time Deposits                          (99,512)    (11.6)     (3,178)    (36.4)          (2,247)         (931)
Brokered Time Deposits                       (325,102)    (45.0)     (5,682)    (48.6)            (734)       (4,948)
Short-Term Borrowings                         114,209      35.1         (65)     (4.9)            (458)          393
Long-Term Debt                                110,308      12.8      (2,550)    (20.3)          (4,018)        1,468
                                           -----------             ---------
  Total Interest-Bearing Liabilities          (44,043)     (1.1)    (12,730)    (33.2)         (12,325)         (405)
                                           -----------             ---------
Noninterest-Bearing Demand Deposits            87,035      22.7
Other Liabilities                              (6,480)    (21.0)
Stockholders' Equity                            7,078       2.4
                                           -----------
   Total Liabilities and Stockholders'     $   43,590       0.9
     equity                                ===========

Net Interest-Earning Assets                $   74,200      18.6
                                           ===========
Net Interest Income (tax-equivalent)                                 (1,062)     (2.9)        $ (1,965)     $    903
Less: Tax-Equivalent Adjustment                                          37     (17.5)
                                                                   ---------
Net Interest Income                                                $ (1,025)     (2.8)
                                                                   =========
Net Yield on Interest-Earning Assets
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CONSOLIDATED STATEMENT OF INCOME
Provident Bankshares Corporation and Subsidiaries

                                                                                Three Months Ended
                                                                                     March 31,
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(DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)                               2003               2002
=======================================================================================================
INTEREST INCOME
Interest and Fees on Loans                                             $     36,826       $     47,041
Interest on Securities                                                       24,014             27,497
Tax-Advantaged Interest                                                         435                450
Interest on Short-Term Investments                                                8                 50
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   TOTAL INTEREST INCOME                                                     61,283             75,038
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INTEREST EXPENSE
Interest on Deposits                                                         14,373             24,488
Interest on Short-Term Borrowings                                             1,266              1,331
Interest on Long-Term Borrowings                                             10,017             12,567
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   TOTAL INTEREST EXPENSE                                                    25,656             38,386
-------------------------------------------------------------------------------------------------------
  NET INTEREST INCOME                                                        35,627             36,652
Less: Provision for Loan Losses                                               1,760              3,600
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  NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES                        33,867             33,052
-------------------------------------------------------------------------------------------------------
NON-INTEREST INCOME
Service Charges on Deposit Accounts                                          17,321             15,743
Commissions and Fees                                                          1,310              1,334
Net Gains                                                                     1,247                431
Other Non-Interest Income                                                     2,713              2,692
-------------------------------------------------------------------------------------------------------
   TOTAL NON-INTEREST INCOME                                                 22,591             20,200
-------------------------------------------------------------------------------------------------------
NON-INTEREST EXPENSE
Salaries and Employee Benefits                                               18,984             18,020
Occupancy Expense, Net                                                        4,080              3,501
Furniture and Equipment Expense                                               2,866              2,634
External Processing Fees                                                      5,092              4,853
Other Non-Interest Expense                                                    8,028              7,375
-------------------------------------------------------------------------------------------------------
   TOTAL NON-INTEREST EXPENSE                                                39,050             36,383
-------------------------------------------------------------------------------------------------------
INCOME BEFORE INCOME TAXES                                                   17,408             16,869
Income Tax Expense                                                            5,623              5,394
-------------------------------------------------------------------------------------------------------
NET INCOME                                                            $      11,785       $     11,475
=======================================================================================================

NET INCOME PER SHARE AMOUNTS:
  Basic                                                                $       0.48       $       0.46
  Diluted                                                                      0.47               0.44
=======================================================================================================
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CONSOLIDATED STATEMENT OF CONDITION
Provident Bankshares Corporation and Subsidiaries

                                                                                  MARCH 31,        December 31,          March 31,
(DOLLARS IN THOUSANDS, EXCEPT SHARE AMOUNTS)                                         2003              2002                2002
====================================================================================================================================
ASSETS
Cash and Due From Banks                                                        $   132,005         $   145,063        $    92,358
Short-Term Investments                                                               2,250               3,129             23,882
Mortgage Loans Held for Sale                                                        11,892               8,899              4,671
Securities Available for Sale                                                    2,229,246           1,993,229          1,936,021
Loans                                                                            2,462,022           2,560,563          2,708,533
Less:  Allowance for Loan Losses                                                    32,562              33,425             35,164
------------------------------------------------------------------------------------------------------------------------------------
     NET LOANS                                                                   2,429,460           2,527,138          2,673,369
------------------------------------------------------------------------------------------------------------------------------------
Premises and Equipment, Net                                                         47,461              47,031             44,887
Accrued Interest Receivable                                                         27,726              28,101             34,027
Intangible Assets                                                                    9,238               9,340              9,645
Other Assets                                                                       124,214             128,792            126,585
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TOTAL ASSETS                                                                   $ 5,013,492         $ 4,890,722        $ 4,945,445
====================================================================================================================================

LIABILITIES
Deposits:
  Noninterest-Bearing                                                          $   560,749         $   492,661          $ 451,194
  Interest-Bearing                                                               2,712,268           2,695,305          2,983,200
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    TOTAL DEPOSITS                                                               3,273,017           3,187,966          3,434,394
------------------------------------------------------------------------------------------------------------------------------------
Short-Term Borrowings                                                              287,318             539,758            283,681
Long-Term Debt                                                                   1,098,670             814,546            859,942
Other Liabilities                                                                   30,499              32,817             85,054
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  TOTAL LIABILITIES                                                              4,689,504           4,575,087          4,663,071
------------------------------------------------------------------------------------------------------------------------------------

STOCKHOLDERS' EQUITY
Common Stock (par value $1.00) authorized 100,000,000 shares; issued 31,782,375,
  31,737,237 and 31,547,024 shares at
  March 31, 2003, December 31, 2002 and March 31, 2002, respectively                31,782              31,737             31,547
Capital Surplus                                                                    290,499             289,698            286,427
Retained Earnings                                                                  131,163             124,862            104,070
Net Accumulated Other Comprehensive Income (Loss)                                   16,126              14,920            (15,762)
Treasury Stock at Cost - 7,373,601,  7,373,601 and 6,418,701 shares at
  March 31, 2003, December 31, 2002 and March 31, 2002, respectively              (145,582)           (145,582)          (123,908)
------------------------------------------------------------------------------------------------------------------------------------
  TOTAL STOCKHOLDERS' EQUITY                                                       323,988             315,635            282,374
------------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                     $ 5,013,492         $ 4,890,722        $ 4,945,445
====================================================================================================================================
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